SUPPLEMENT DATED FEBRUARY 1, 2024 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Short Duration High Yield Municipal Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
Effective February 1, 2024:
1. The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Mark Paris	Portfolio Manager	2015

John “Jack” Connelly	Portfolio Manager	2016

Mark R. DeMitry, CFA	Portfolio Manager	2024

Tim O’Reilly	Portfolio Manager	2016

John Schorle	Portfolio Manager	2018

Julius Williams	Portfolio Manager	2015

2. The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Mark Paris, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2010.
▪
John "Jack" Connelly, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2016.
▪
Mark R. DeMitry, CFA, Portfolio Manager, who has been responsible for the Fund since 2024 and has been associated with Invesco and/or its affiliates since 2019. Mr. DeMitry was associated with OppenheimerFunds, a global asset management firm from 2001 to 2019.
▪
Tim O'Reilly, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2010.
▪
John Schorle, Portfolio Manager, who has been responsible for the Fund since 2018 and has been associated with Invesco and/or its affiliates since 2010.
▪
Julius Williams, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2010.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
3. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS — INVESCO SHORT DURATION HIGH YIELD MUNICIPAL FUND” in Appendix H of the Fund’s SAI:
As of October 31, 2023, Mr. DeMitry did not beneficially own any shares of the Fund.
The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED — INVESCO SHORT DURATION HIGH YIELD MUNICIPAL FUND” in Appendix H of the Fund’s SAI:
As of October 31, 2023, Mr. DeMitry managed 8 other registered investment companies with a total of approximately $17,138.5 million in assets, no other pooled investment vehicles and 2 other accounts with a total of approximately $828.5 million in assets.
SDHYM--SUMSTATSAI-SUP 020124